                                                                     Exhibit 24
                                POWER OF ATTORNEY

        I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, JOHN
A. CRABLE and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

        Signature                   Title                               Date
        ---------                   -----                               ----
 /s/ Larry D. Yost                  Chairman of the Board and           November 14, 2001
-----------------------------       Chief Executive Officer
Larry D. Yost                       (principal executive officer)
                                    and Director


//s/ Joseph B. Anderson, Jr.        Director                            November 14, 2001
-----------------------------
Joseph B. Anderson, Jr.


/s/ Steven C. Beering               Director                            November 14, 2001
-----------------------------
Steven C. Beering


/s/ Rhonda L. Brooks                Director                            November 14, 2001
-----------------------------
Rhonda L. Brooks


/s/ Joseph P. Flannery              Director                            November 14, 2001
-----------------------------
Joseph P. Flannery


/s/ William D. George, Jr.          Director                            November 14, 2001
-----------------------------
William D. George, Jr.


/s/ Richard W. Hanselman            Director                            November 14, 2001
-----------------------------
Richard W. Hanselman


/s/ Charles H. Harff                Director                            November 14, 2001
-----------------------------
Charles H. Harff


/s/ Victoria B. Jackson             Director                            November 14, 2001
-----------------------------
Victoria B. Jackson

        Signature                   Title                               Date
        ---------                   -----                               ----
/s/ James E. Marley                 Director                            November 14, 2001
-----------------------------
James E. Marley


/s/ James E. Perrella               Director                            November 14, 2001
-----------------------------
James E. Perrella


/s/ Harold A. Poling                Director                            November 14, 2001
-----------------------------
Harold A. Poling


/s/ Martin D. Walker                Director                            November 14, 2001
-----------------------------
Martin D. Walker


/s/ S. Carl Soderstrom              Senior Vice President, Finance,     November 14, 2001
-----------------------------       and Chief Financial Officer
S. Carl Soderstrom                  (principal financial officer)


/s/ Diane S. Bullock                Vice President and Controller       November 14, 2001
-----------------------------       (principal accounting officer)
Diane S. Bullock